UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant |_|
Filed by a Party other than the Registrant |X|
Check the appropriate box:

|_|	Preliminary Proxy Statement
|_|	Confidential, for Use of the Commission Only (as permitted by Rule 14a- 6(e)(2) )
|_|	Definitive Proxy Statement
|_|	Definitive Additional Materials
|X|	Soliciting Material Pursuant to Rule 14a-12

ORBCOMM INC.

(Name of the Registrant as Specified In Its Charter)

John C. Levinson

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

|X|	No fee required.

|_|	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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|_|	Fee paid previously with preliminary materials.

|_|	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2.	Form, Schedule or Registration Statement No.:

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Filed by John C. Levinson

Dear Shareholder:

Our definitive proxy should be in the mail to you and arrive sometime next week.  However, we wanted to forward these filed materials to you in advance and to call your attention to them so you can make a more informed decision.

Attached are:

•	Our letter to shareholders
•	Definitive Proxy Statement
•	A presentation to shareholders providing some additional information about our plan and correcting certain inaccuracies publicized by the company
•	An Oppenheimer report on Orbcomm, terminating coverage, where we would ask that you focus especially on the final paragraph

We would also like to point out that you can vote online by following the instructions in the Proxy card, which we strongly suggest you do well in advance of the May 6 shareholder meeting.

We have not included a card with this email because you can only vote online or with the card sent to you with the package from your broker.

We would be happy to speak with you and answer any questions and may reach out to you sometime next week to highlight certain aspects of these materials.

Best Regards,

Steven Chrust

Michael Miron

ON APRIL 23, 2009, JOHN C. LEVINSON TOGETHER WITH MICHAEL MIRON, STEVEN G. CHRUST, DENIS NAYDEN, SGC ADVISORY SERVICES, INC. AND NAKOMA INVESTMENTS, LLC (TOGETHER, THE “COMMITTEE TO REALIZE VALUE FOR ORBCOMM” OR THE “COMMITTEE”) FILED A DEFINITIVE PROXY STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION. SECURITY HOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES FOR USE AT ORBCOMM’S ANNUAL MEETING, BECAUSE SUCH DOCUMENTS CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS OF THIS SOLICITATION AND THEIR DIRECT OR INDIRECT INTERESTS, BY SECURITY HOLDINGS OR OTHERWISE. THE DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY IS AVAILABLE TO ORBCOMM STOCKHOLDERS FROM THE PARTICIPANTS AT NO CHARGE AND IS ALSO AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV AND AT HTTP://WWW.READMATERIAL.COM/ LEVINSONCOMMITTEE. THE DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WAS DISSEMINATED TO SECURITY HOLDERS ON OR ABOUT APRIL 24, 2009.

EQUITY RESEARCH DROPPING COVERAGE

April 15, 2009								TELECOMMUNICATION SERVICES/COMMUNICATIONS SERVICES

Stock Rating: PERFORM								ORBCOMM, Inc.
12-18 mo. Price Target ORBC - NASDAQ						NA $1.60		Dropping Coverage of ORBC

SUMMARY
3-5 Yr. EPS Gr. Rate						$1.60		We are discontinuing research coverage of Orbcomm, Inc., previously
52-Wk Range					$6.87-$1.16			rated Perform. All figures in this report are up-to-date as of our
Shares Outstanding						42.3M		last comment dated March 16, 2009.
Float						24.7M
Market Capitalization						$67.7M		KEY POINTS
Avg. Daily Trading Volume						151,340		• We are discontinuing research coverage of Orbcomm, Inc.,
Dividend/Div Yield						NA/NM		previously rated Perform. All figures in this report are
Fiscal Year Ends						Dec		up-to-date as of our last comment, dated March 16, 2009.
Book Value						$3.84
2009 ROE						NM		• The decision is unrelated to any awareness on our part
LT Debt						$1.2M		of any material change in the fundamental condition of
Preferred						NA		the firm. Were we to continue to cover the stock, we
Common Equity						$162M		would not consider changing our rating at this time.
Convertible Available						No

EPS Diluted	Q1	Q2	Q3	Q4	Year	Mult.		• Rather, our decision to drop coverage is due to the
2007A	(0.08)	(0.03)	(0.01)	0.03	(0.09)	NM		lack of visibility going forward for ORBC's growth
2008A	(0.01)	0.00	0.00	(0.02)	(0.02)	NM		prospects, creating increasing difficulty in the

• Effective with this discontinuation of coverage, the
last recommendation issued or this stock should not be
relied upon going forward.

							Stock Price Performance	Company Description
ORBCOMM, Inc. is a global satellite data communications company focused exclusively on machine-to-machine (M2M) communications
Timothy Horan, CFA 212-667-8137 Tim.Horan@opco.com			Xavier Olave 212 667-6427 Xavier.Olave@opco.com					See "Important Disclosures and Certifications" section at the end of this report for important disclosures, including potential conflicts of interest.
Ned Baramov 212 667-5406 Ned.Baramov@opco.com			Srinivas Anantha, CFA 617 556-3709 Srinivas.Anantha@opco.com					See "Price Target Calculation" and "Key Risks to Price Target" sections at the end of this report, where applicable.

Oppenheimer & Co Inc. 300 Madison Avenue 4th Floor New York, NY 10017 Tel: 800-221-5588 Fax: 212-667-8229

ORBCOMM, Inc.

ORBC disclosed 4Q08 results on March 16, 2009, reporting recurring EPS of ($0.02) vs. consensus of ($0.01). On a reported basis, EPS was ($0.05) reflecting non-cash compensation. Revenues of $8.5M came in higher than 3Q08 revenue of nearly $8M, while EBITDA margins of 9.3% were slightly below 3Q08 margins of 9.8% (results were impacted by expenses associated with moving the company’s network operating facility).

The company did not provide full 2009 guidance, though FY09 capex was guided to $25M-$30M. The company will provide further details when it reports 1Q09 results, but visibility appears murky. ORBC did note that 1Q subscriber additions are tracking lower sequentially (in-line satellite adds offset by higher terrestrial churn), which does not bode well for 2009 growth prospects, considering that the company missed FY08 net addition guidance of 170K-190K (later revised to “under” this range) when it added only 109,000 billable subscriber communicators for the full year.

We remain positive on the long-term Machine-to-Machine (M2M) opportunity. M2M, which describes communications between a device containing data and another device that uses data, was prominently displayed at the recent CTIA conference, and we believe it enjoys strong long-term growth prospects. The total M2M addressable market includes commercial transportation, heavy equipment, marine vessels, fixed asset, government and homeland security, consumer transportation, computers, automobiles, consumer electronics, home meter reading, home security, vending machines, point-of-sale terminals and others. We estimate this total addressable market represents close to 50 billion units, representing a tremendous growth opportunity for communications services, whose surface has barely been scratched.

Despite the long-term growth prospects of the M2M communications industry, valuing ORBC’s stock has become difficult, as for two consecutive years the company has missed on its subscriber growth guidance and there is a lack of visibility going into 2009 and beyond. ORBCOMM recently added a VP of Business Development and claims to have been adding sales and business development professionals; however, how successful these sales efforts will be going forward is unknown. Until the company can prove it can execute on its plan to ramp subscribers significantly, and until the company begins to consistently beat guidance, we believe we will not see any appreciable share price growth.

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ORBCOMM, Inc.

Important Disclosures and Certifications

Analyst Certification – The author certifies that this research report accurately states his/her personal views about the subject securities, which are reflected in the ratings as well as in the substance of this report. The author certifies that no part of his/her compensation was, is, or will be directly or indirectly related to the specific recommendations or views contained in this research report.
Potential Conflicts of Interest:
Equity research analysts employed by Oppenheimer & Co. Inc. are compensated from revenues generated by the firm including the Oppenheimer & Co. Inc. Investment Banking Department. Research analysts do not receive compensation based upon revenues from specific investment banking transactions. Oppenheimer & Co. Inc. generally prohibits any research analyst and any member of his or her household from executing trades in the securities of a company that such research analyst covers. Additionally, Oppenheimer & Co. Inc. generally prohibits any research analyst from serving as an officer, director or advisory board member of a company that such analyst covers. In addition to 1% ownership positions in covered companies that are required to be specifically disclosed in this report, Oppenheimer & Co. Inc. may have a long position of less than 1% or a short position or deal as principal in the securities discussed herein, related securities or in options, futures or other derivative instruments based thereon. Recipients of this report are advised that any or all of the foregoing arrangements, as well as more specific disclosures set forth below, may at times give rise to potential conflicts of interest.

All price targets displayed in the chart above are for a 12- to- 18-month period. Prior to March 30, 2004, Oppenheimer & Co. Inc. used 6-, 12-, 12- to 18-, and 12- to 24-month price targets and ranges. For more information about target price histories, please write to Oppenheimer & Co. Inc., 300 Madison Avenue, New York, NY 10017, Attention: Equity Research Department, Business Manager.

___________________________________________

Oppenheimer & Co. Inc. Rating System as of January 14th, 2008:

Outperform (O) – Stock expected to outperform the S&P 500 within the next 12-18 months.

Perform (P) – Stock expected to perform in line with the S&P 500 within the next 12-18 months.

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ORBCOMM, Inc.

Underperform (U) – Stock expected to underperform the S&P 500 within the next 12-18 months.

Not Rated (NR) – Oppenheimer & Co. Inc. does not maintain coverage of the stock or is restricted from doing so due to a potential conflict of interest.

Oppenheimer & Co. Inc. Rating System prior to January 14th, 2008:

Buy – anticipates appreciation of 10% or more within the next 12 months, and/or a total return of 10% including dividend payments, and/or the ability of the shares to perform better than the leading stock market averages or stocks within its particular industry sector.

Neutral – anticipates that the shares will trade at or near their current price and generally in line with the leading market averages due to a perceived absence of strong dynamics that would cause volatility either to the upside or downside, and/or will perform less well than higher rated companies within its peer group. Our readers should be aware that when a rating change occurs to Neutral from Buy, aggressive trading accounts might decide to liquidate their positions to employ the funds elsewhere.

Sell – anticipates that the shares will depreciate 10% or more in price within the next 12 months, due to fundamental weakness perceived in the company or for valuation reasons, or are expected to perform significantly worse than equities within the peer group.

Distribution of Ratings/IB Services Firmwide

			IB Serv/Past 12 Mos.

Rating	Count	Percent	Count	Percent

OUTPERFORM [O]	315	44.20	100	31.75
PERFORM [P]	365	51.30	125	34.25
UNDERPERFORM [U]	32	4.50	8	25.00

Although the investment recommendations within the three-tiered, relative stock rating system utilized by Oppenheimer & Co. Inc. do not correlate to buy, hold and sell recommendations, for the purposes of complying with FINRA rules, Oppenheimer & Co. Inc. has assigned buy ratings to securities rated Outperform, hold ratings to securities rated Perform, and sell ratings to securities rated Underperform.

___________________________________________

Company Specific Disclosures

Oppenheimer & Co. Inc. expects to receive or intends to seek compensation for investment banking services in the next 3 months from ORBC.

Oppenheimer & Co. Inc. makes a market in the securities of ORBC.

___________________________________________

___________________________________________

Additional Information Available

Please log on to http://www.opco.com or write to Oppenheimer & Co. Inc., 300 Madison Avenue, New York, NY 10017,
Attention: Equity Research Department, Business Manager.

___________________________________________

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ORBCOMM, Inc.

Other Disclosures

This report is issued and approved for distribution by Oppenheimer & Co. Inc., a member of all Principal Exchanges and SIPC. This report is provided, for informational purposes only, to institutional and retail investor clients of Oppenheimer & Co. Inc. and does not constitute an offer or solicitation to buy or sell any securities discussed herein in any jurisdiction where such offer or solicitation would be prohibited. The securities mentioned in this report may not be suitable for all types of investors. This report does not take into account the investment objectives, financial situation or specific needs of any particular client of Oppenheimer & Co. Inc. Recipients should consider this report as only a single factor in making an investment decision and should not rely solely on investment recommendations contained herein, if any, as a substitution for the exercise of independent judgment of the merits and risks of investments. The analyst writing the report is not a person or company with actual, implied or apparent authority to act on behalf of any issuer mentioned in the report. Before making an investment decision with respect to any security recommended in this report, the recipient should consider whether such recommendation is appropriate given the recipient’s particular investment needs, objectives and financial circumstances. We recommend that investors independently evaluate particular investments and strategies, and encourage investors to seek the advice of a financial advisor. Oppenheimer & Co. Inc. will not treat non-client recipients as its clients solely by virtue of their receiving this report. Past performance is not a guarantee of future results, and no representation or warranty, express or implied, is made regarding future performance of any security mentioned in this report. The price of the securities mentioned in this report and the income they produce may fluctuate and/or be adversely affected by exchange rates, and investors may realize losses on investments in such securities, including the loss of investment principal. Oppenheimer & Co. Inc. accepts no liability for any loss arising from the use of information contained in this report, except to the extent that liability may arise under specific statutes or regulations applicable to Oppenheimer & Co. Inc. All information, opinions and statistical data contained in this report were obtained or derived from public sources believed to be reliable, but Oppenheimer & Co. Inc. does not represent that any such information, opinion or statistical data is accurate or complete (with the exception of information contained in the Important Disclosures section of this report provided by Oppenheimer & Co. Inc. or individual research analysts), and they should not be relied upon as such. All estimates, opinions and recommendations expressed herein constitute judgments as of the date of this report and are subject to change without notice. Nothing in this report constitutes legal, accounting or tax advice. Since the levels and bases of taxation can change, any reference in this report to the impact of taxation should not be construed as offering tax advice on the tax consequences of investments. As with any investment having potential tax implications, clients should consult with their own independent tax adviser. This report may provide addresses of, or contain hyperlinks to, Internet web sites. Oppenheimer & Co. Inc. has not reviewed the linked Internet web site of any third party and takes no responsibility for the contents thereof. Each such address or hyperlink is provided solely for the recipient’s convenience and information, and the content of linked third party web sites is not in any way incorporated into this document. Recipients who choose to access such third-party web sites or follow such hyperlinks do so at their own risk.

This report or any portion hereof may not be reprinted, sold, or redistributed without the written consent of Oppenheimer & Co. Inc. Copyright© Oppenheimer & Co. Inc. 2009.

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